Notes Payable	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Notes Payable

9. Notes Payable

At December 31, 2014 and 2015 notes payable consisted of a first lien term loan facility with a principal amount outstanding of $1,036.9 million and $1,026.4 million, respectively, which bore interest at a LIBOR-based rate of 5.00%. The current portion of the first lien term loan as of December 31, 2014 and 2015 was $10.5 million in both periods. In addition, as of December 31, 2014, notes payable included a bank revolver loan (“Revolver loan”) of $50.0 million, which bore interest at a LIBOR-based rate of 7.75%. As of December 31, 2015, notes payable included a Revolver loan of $67.0 million, consisting of a loan of $59.0 million which bore interest at a LIBOR-based rate of 7.75% and a loan of $8.0 million, which bore interest at an alternate base rate of 8.50%. The amounts outstanding under the Revolver loan as of December 31, 2014 and December 31, 2015 of $50.0 million and $67.0 million respectively, were classified as current notes payable on the consolidated balance sheets.

November 9, 2012—November 24, 2013

On November 9, 2012, the Company entered into the November Financing Amendment (“November 2012 Financing Amendment”) for a new first lien term loan in the original principal amount of $800.0 million (“November 2012 First Lien”), a Revolver loan facility in aggregate principal amount not to exceed $85.0 million and a new Second Lien credit agreement (“November 2012 Second Lien”), for an original principal amount of $315.0 million. In August 2013, the Company amended its November 2012 First Lien for an additional $90.0 million of incremental first lien term loan (“August 2013 First Lien”) before refinancing its debt in November 2013, as described below.

The Company concluded that the November 2012 Financing Amendment was a debt extinguishment in accordance with ASC 470-50, which requires the term loans be recorded at fair value. At the time of the November 2012 Financing Amendment, the April 2012 Term Loan, as modified by the July Financing Amendment, and the Second Lien facility had balances which equaled their fair value of $668.3 million and $140.0 million, respectively, and as such all expenses paid to and on behalf of the lender were expensed. Third-party financing related costs of $1.5 million were incurred and recorded as deferred financing costs with an amortization period based on the remaining terms of the loans. The Company concluded that the August 2013 First Lien was a debt modification in accordance with ASC 470-50, and as such all third-party costs incurred to modify the debt were expensed and additional financing costs of $1.3 million were incurred and recorded as deferred financing costs with an amortization period based on the remaining term of the loan.

The Company accrued interest on the LIBOR based November 2012 First Lien and November 2012 Second Lien of 7.75% and 10.25%, respectively. In addition, the Company accrued interest on LIBOR and reference-based Revolver loans of 7.75% and 8.50%, respectively.

During the nine months ended September 30, 2013, the Company made mandatory repayments on the term loan facilities in an aggregate amount of $6.2 million. For the year ended December 31, 2013, amortization of $0.3 million was included in interest expense in the consolidated statements of operations and comprehensive loss related to deferred financing costs from the November 2012 Financing Amendment and the August 2013 First Lien.

In connection with the August 2013 First Lien, the interest rates for the term loan and the November 2012 Revolver remained the same as under the November 2012 First Lien.

Debt Refinancing—November 25, 2013

In November 2013, following its IPO, the Company repaid in full its November 2012 Second Lien of $315.0 million and increased the first lien term loan facility (“November 2013 First Lien”) by $166.2 million to $1,050.0 million, thereby reducing its overall indebtedness by $148.8 million. The Company also increased its Revolver capacity by $40.0 million to $125.0 million, none of which was drawn down at the time of the increase. The mandatory repayment of principal on the November 2013 First Lien was increased to approximately $2.6 million at the end of each quarter. During the years ended December 31, 2013, 2014 and 2015, the Company made aggregate mandatory repayments on the November 2013 First Lien of $2.6 million, $10.5 million and $10.5 million, respectively. As of December 31, 2014 and 2015 the Company had $50.0 million and $67.0 million, respectively, outstanding under the Revolver loan. There was no change to the maturity dates of the first lien facility and Revolver loan, which mature on November 9, 2019 and December 22, 2016, respectively. The Company uses the Revolver loan to assist with cash payments for acquisitions and minority investments.

The Company concluded that the November 2013 First Lien was a debt extinguishment in accordance with ASC 470-50, which requires the term loans be recorded at fair value. The November 2013 First Lien modified the August 2013 First Lien and was recorded at face value which equaled fair value, and as such, all expenses paid to and on behalf of the lender were expensed. Third-party financing related costs of $0.4 million were incurred and recorded as deferred financing costs with an amortization period based on the remaining term of the loan.

The loans automatically bear interest at the bank’s reference rate unless the Company gives notice to opt for LIBOR-based interest rate loans. Effective November 25, 2013, the interest rate for a LIBOR based interest loan was reduced to 4.00% plus the greater of the LIBOR rate or 1.00%. The interest rate for a reference rate loan was reduced to 3.00% per annum plus the greater of the prime rate, the federal funds effective rate plus 0.50%, an Adjusted LIBOR rate or 2.00%. There was no change to the interest rates for a Revolver loan. The interest rate for an Alternate Base Rate (“ABR”) Revolver loan is 5.25% per annum plus the greater of the prime rate, the federal funds effective rate plus 0.50%, an adjusted LIBOR rate or 2.25%. The interest rate for a LIBOR based Revolver loan is 6.25% per annum plus the greater of the LIBOR rate or 1.50%. There is also a non-refundable fee, equal to 0.50% of the daily unused principal amount of the Revolver payable in arrears on the last day of each fiscal quarter.

Interest is payable on maturity of the elected interest period for a LIBOR-based interest loan, which can be one, two, three or six months. Interest is payable at the end of each fiscal quarter for a reference rate loan term loan or an ABR Revolver loan.

At December 31, 2014 and 2015, notes payable consisted of the following:

	For the Year Ended December 31,
	2014	2015
	(in thousands)
LIBOR First Lien term loan	$1,036,875	$1,026,375
LIBOR Revolver loan	50,000	67,000

	$1,086,875	$1,093,375

The Company adopted ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs” beginning on January 1, 2016, and retrospectively for all periods presented. ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. As such, the Company re-classed out of deferred financing costs the amounts of $0.4 million and $1.0 million for the periods ended December 31, 2014 and 2015, respectively, which are now presented net against notes payable-long term. These deferred financing costs are amortized over the term of the related debt agreement.

The maturity of the notes payable at December 31, 2015 is as follows:

	Revolver	First Lien Term Loan	Total
	(in thousands)
2016	$67,000	$10,500	$77,500
2017	—	10,500	10,500
2018	—	10,500	10,500
2019	—	994,875	994,875

Total	$67,000	$1,026,375	$1,093,375

Interest

The Company recorded $98.5 million, $57.4 million and $58.8 million in interest expense for the years ended December 31, 2013, 2014 and 2015, respectively.

The following table provides a summary of loan interest rates incurred and interest expense for the years ended December 31, 2013, 2014 and 2015:

	For the Year Ended December 31,
	2013	2014	2015
	(dollars in thousands)
Interest rate—LIBOR	5.00%-10.25%	5.00%-7.75%	5.00%-7.75%
Interest rate—reference	8.50%	8.50%	8.50%
Non-refundable fee—unused facility	0.50%	0.50%	0.50%
Interest expense and service fees	$85,327	$56,247	$56,760
Amortization of deferred financing fees	$260	$83	$82
Amortization of net present value of deferred consideration	$1,590	$183	$1,264
Interest recorded on extinguishment of term loans	$10,833	$—	$—
Accretion of present value of deferred bonus payments	$111	$1	$—
Interest expense for capital lease obligations	$—	$503	$434
Interest expense for deferred consideration promissory note	$267	$280	$280
Other interest expense	$61	$117	$8

Total interest expense	$98,449	$57,414	$58,828

Debt Covenants

The November 2013 First Lien term loan facility requires that the Company comply with a financial covenant to maintain a maximum ratio of net first lien debt to EBITDA (as defined in the existing credit agreement).

The November 2013 First Lien term loan facility contains covenants that limit the Company’s ability to, among other things, incur additional debt or issue certain preferred shares; pay dividends on or make other distributions in respect of capital stock; make other restricted payments; make certain investments; sell or transfer certain assets; create liens on certain assets to secure debt; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with affiliates. Additionally, the November 2013 First Lien term loan specifies certain events of default that could result in amounts becoming payable, in whole or in part, prior to their maturity dates. The Company was in compliance with all covenants at December 31, 2015.

With the exception of certain equity interests and other excluded assets under the terms of the November 2013 First Lien term loan, substantially all of the Company’s assets are pledged as collateral for the obligations under the November 2013 First Lien term loan.